SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION The date of this supplement is February 26, 2021.

For Certain MFS® Funds:

Effective immediately, the following information is inserted after the third paragraph under the subheading “Money Market Fund(s)” under the main heading “DETERMINATION OF NET ASSET VALUE”:

A low or negative interest rate environment could impact a Money Market Fund’s ability to maintain a stable $1.00 per share.  If this occurs, the Board may enact certain measures to seek to maintain a stable net asset value per share of $1.00, including the implementation of reverse distributions, reverse stock splits, negative dividends, or other mechanisms, as necessary in the Board’s judgment.  Any such measures taken by the Board in an effort to stabilize the net asset value per share at $1.00 are subject to applicable law and the provisions of a Money Market Fund’s organizational documents.  Depending on the specific measure(s) taken, these measures would result in shareholders holding fewer shares of a Money Market Fund, experiencing a loss in the aggregate value of their investment in a Money Market Fund, and/or not receiving a dividend.  There is no assurance that the Board will take such actions or that such measures will result in a stable $1.00 per share.  Alternatively, the Board may approve the discontinuation of the amortized cost method of valuation to maintain a stable $1.00 per share and establish a fluctuating net asset value per share rounded to four decimal places by using available market quotations or equivalents.

In a reverse distribution, a Money Market Fund would reduce the number of full and fractional shares outstanding in an amount necessary to offset the daily negative income accrued by the Money Market Fund on its investments. As a result, the number of shares held by each Money Market Fund shareholder would be reduced on a pro rata basis.  Although a Money Market Fund would continue to stress maintaining a stable $1.00 per share, the value of a Money Market Fund shareholder’s investment in the Fund would decline.

1044657	1	MULTI-SAI-SUP-I-022621